UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 10, 2005
                                                --------------------------------



                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                  333-104283-24               13-3291626
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)



          1585 Broadway, New York, New York                        10036
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code        (212) 761-4000
                                                   -----------------------------



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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ9. On February 24, 2005, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2005 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, NCB, FSB, as NCB master servicer, Midland Loan Services, Inc., as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, LaSalle Bank National Association, as trustee, paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent of the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ9 issued in twenty-nine classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class A-1A, Class A-J, Class B, Class C and Class D Certificates are being offered by the Prospectus dated February 7, 2005, as supplemented by the Prospectus Supplement dated February 15, 2005.

            The exhibit hereto updates the Pooling and Servicing Agreement that was filed as exhibit 4.1 by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of February 24, 2005, by including Schedules and Exhibits to the Pooling and Servicing Agreement. The exhibit hereto supersedes and is deemed to be substituted for the Pooling and Servicing Agreement that was filed as exhibit 4.1 by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of February 24, 2005.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit No.                                    Description
      -----------                                    -----------

          4 Pooling and Servicing Agreement, dated as of February 1, 2005, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, NCB, FSB, as NCB master servicer, Midland Loan Services, Inc., as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, LaSalle Bank National Association, as trustee, paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY CAPITAL I INC.




                                          By: /s/ Warren H. Friend
                                              --------------------------------
                                              Name:  Warren H. Friend
                                              Title:  Vice President


Date:  March 10, 2005

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------
     4           Pooling and Servicing Agreement, dated                E
                 as of February 1, 2005, among Morgan
                 Stanley Capital I Inc., as depositor,
                 Wells Fargo Bank, National Association,
                 as general master servicer, NCB, FSB,
                 as NCB master servicer, Midland Loan
                 Services, Inc., as general special
                 servicer, National Consumer Cooperative
                 Bank, as co-op special servicer,
                 LaSalle Bank National Association, as
                 trustee, paying agent and certificate
                 registrar and ABN AMRO Bank N.V., as
                 fiscal agent.